Exhibit 99.1

Cipher Mining Provides Second Quarter 2025 Business Update

Second Quarter 2025 Revenue of $44m and Non-GAAP Adjusted Earnings of $30m

Black Pearl Phase I exceeds growth targets, bringing Cipher’s total self-mining capacity to ~16.8 EH/s and on track to deliver ~23.5 EH/s by the end of the third quarter 2025

NEW YORK— August 7, 2025 —Cipher Mining Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”) today announced its second quarter 2025 financial results, as well as an update on its operations and business strategy.

“The second quarter was marked by consistent execution and thoughtful investment to best position the company for the future,” said Tyler Page, CEO of Cipher Mining. “Notably, we’re thrilled to have commenced hashing at Black Pearl Phase I ahead of schedule. The site is a best-in-class facility and will soon be fully equipped with latest-generation rigs from our two fully funded rig orders.”

Cipher also made the decision to proceed with a new strategic plan at Black Pearl Phase II that bridges the needs of both AI compute and hydro-bitcoin mining. Through upfront design and infrastructure pre-positioning, Cipher will be able to efficiently convert segments of the site to Tier 1, 2, or 3 design specifications in response to tenant leasing preferences.

Mr. Page added, “In the long run, we expect this site to be fully leased by HPC tenants. By taking this approach to building infrastructure today, we will be prepared to sign tenants when they are ready, while also preserving our flexibility to use the space for bitcoin mining in the near term, if preferred. In short, Black Pearl Phase II infrastructure will enable us to monetize access to power quickly, whether via HPC tenants or bitcoin mining.”

“With our 2.6-gigawatt pipeline, a strong track record of proven execution, and a focused strategy to position the company for the future, we’re well equipped to become a leading developer of HPC data centers, while continuing to set the standard in bitcoin mining,” said Mr. Page.

Finance and Operations Highlights

•Energized and commenced hashing at Black Pearl Phase I, the first 150 MW of the 300 MW site
•Full fleet delivered ~16.8 EH/s of self-mining capacity at the end of the second quarter and on track to deliver ~23.5 EH/s by the end of the third quarter
•Executed two fully funded orders to purchase latest-generation miners for Black Pearl, with deliveries expected by the end of the third quarter
•Successfully completed $172.5 million convertible note offering
•Continuing HPC tenant interest at Barber Lake site
•Developing design and construction plans for Black Pearl Phase II, which envisions 150 MW of infrastructure designed to support both hydro-bitcoin mining and HPC compute applications
•Pipeline of 2.6 GW of site capacity
•Q2 2025 Net Loss of $46 million, or $0.12 per share, and Adjusted Earnings of $30 million, or $0.08 per diluted share

Business Update Call and Webcast

The live webcast and a webcast replay of the conference call can be accessed from the investor relations section of Cipher’s website at https://investors.ciphermining.com/. To access this conference call by telephone, register here to receive dial-in numbers and a unique PIN to join the call.

About Cipher

Cipher is focused on the development and operation of industrial-scale data centers for bitcoin mining and HPC hosting. Cipher aims to be a market leader in innovation, including in bitcoin mining growth, data center construction and as a hosting partner to the world's largest HPC companies. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as, statements about the Company’s beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, such as projected hashrate, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 to be filed with the SEC, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Website Disclosure

The company maintains a dedicated investor website at https://investors.ciphermining.com/investors (“Investors’ Website”). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors’ Website. Cipher uses its Investors’ Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors’ Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the “Email Alerts” option under the Investors Resources section of Cipher’s Investors’ Website and submitting your email address.

Non-GAAP Financial Measures

This press release includes supplemental financial measures for Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case that exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability. These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United States (“GAAP”) and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non-GAAP financial measures can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy.

Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our condensed consolidated financial statements included elsewhere in this press release, which have been prepared in accordance with GAAP. We rely primarily on such condensed consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally.

Contacts:
Investor Contact:
Courtney Knight
Head of Investor Relations at Cipher Mining
Courtney.knight@ciphermining.com

Media Contact:
Ryan Dicovitsky
Dukas Linden Public Relations
CipherMining@DLPR.com

CIPHER MINING INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except for share and per share amounts)
(unaudited)

	June 30, 2025	December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	$ 62,704	$ 5,585
Accounts receivable	1,575	596
Receivables, related party	249	2,090
Prepaid expenses and other current assets	7,417	3,387
Bitcoin	112,089	92,651
Receivable for bitcoin collateral	-	32,248
Derivative asset	35,629	31,648
Total current assets	219,663	168,205
Restricted cash	14,392	14,392
Property and equipment, net	473,887	480,865
Deposits on equipment	183,028	38,872
Intangible assets, net	9,229	8,881
Investment in equity investees	45,901	53,908
Derivative asset	41,891	54,022
Operating lease right-of-use asset	12,288	12,561
Security deposits	13,794	19,782
Other noncurrent assets	4,686	3,958
Total assets	$ 1,018,759	$ 855,446
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$ 14,871	$ 22,699
Accrued expenses and other current liabilities	30,180	69,824
Finance lease liability, current portion	4,011	3,798
Operating lease liability, current portion	3,444	3,127
Short-term borrowings	-	32,330

Total current liabilities	52,506	131,778
Long-term borrowings, net	167,113	-
Asset retirement obligations	32,110	20,282
Finance lease liability	5,270	7,331
Operating lease liability	9,450	9,833
Deferred tax liability	3,406	4,269
Total liabilities	269,855	173,493
Commitments and contingencies (Note 13)
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of June 30, 2025, and December 31, 2024	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 388,123,588 and 361,432,449 shares issued as of June 30, 2025 and December 31, 2024, respectively, and 386,758,546 and 350,783,817 shares outstanding as of June 30, 2025, and December 31, 2024, respectively	388	361
Additional paid-in capital	1,014,686	863,015
Accumulated deficit	(266,168)	(181,412)
Treasury stock, at par, 1,365,042 and 10,648,632 shares at June 30, 2025 and December 31, 2024, respectively	(2)	(11)
Total stockholders’ equity	748,904	681,953
Total liabilities and stockholders’ equity	$ 1,018,759	$ 855,446

CIPHER MINING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue - bitcoin mining	$ 43,565	$ 36,808	$ 92,524	$ 84,945
Costs and operating (expenses) income
Cost of revenue	(15,330)	(14,281)	(30,224)	(29,101)
Compensation and benefits	(15,659)	(16,285)	(29,962)	(29,321)
General and administrative	(9,078)	(8,365)	(18,029)	(14,442)
Depreciation and amortization	(44,086)	(20,251)	(87,553)	(37,495)
Change in fair value of derivative asset	(15,480)	21,980	(8,150)	29,339
Power sales	1,376	1,109	2,367	2,282
Equity in (losses) income of equity investees	(1,701)	(577)	(6,993)	161
Unrealized gains (losses) on fair value of bitcoin	17,143	(21,178)	(3,035)	19,378
Realized (losses) gains on sale of bitcoin	(3,639)	4,869	8,557	4,869
Other operating losses	(2,354)	-	(2,833)	-
Total costs and operating expenses	(88,808)	(52,979)	(175,855)	(54,330)
Operating (loss) income	(45,243)	(16,171)	(83,331)	30,615
Other income (expense)
Interest income	296	1,053	486	1,839
Interest expense	(1,137)	(372)	(1,914)	(772)
Change in fair value of warrant liability	-	-	-	250
Other income (expense)	1,220	727	1,064	(1,231)
Total other income (expense)	379	1,408	(364)	86
(Loss) income before taxes	(44,864)	(14,763)	(83,695)	30,701
Current income tax expense	(1,145)	(335)	(1,924)	(721)
Deferred income tax benefit (expense)	228	(193)	863	(5,371)
Total income tax expense	(917)	(528)	(1,061)	(6,092)
Net (loss) income	$ (45,781)	$ (15,291)	$ (84,756)	$ 24,609
(Loss) income per share - basic and diluted	$ (0.12)	$ (0.05)	$ (0.23)	$ 0.08
Weighted average shares outstanding - basic	375,052,248	314,353,742	367,823,593	305,497,621
Weighted average shares outstanding - diluted	375,052,248	314,353,742	367,823,593	316,652,300

Non-GAAP Financial Measures
The following are reconciliations of our Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case excluding the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability, to the most directly comparable GAAP measures for the periods indicated (in thousands, except for per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Reconciliation of Adjusted Earnings:
Net (loss) income	$ (45,781)	$ (15,291)	$ (84,756)	$ 24,609
Change in fair value of derivative asset	15,480	(21,980)	8,150	(29,339)
Share-based compensation expense	10,493	13,337	19,625	21,654
Depreciation and amortization	44,086	20,251	87,553	37,495
Deferred income tax (benefit) expense	(228)	193	(863)	5,371
Other losses - nonrecurring	6,299	—	6,778	—
Change in fair value of warrant liability	—	—	—	(250)
Adjusted earnings (loss)	$ 30,349	$ (3,490)	$ 36,487	$ 59,540
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Reconciliation of Adjusted Earnings per share - diluted:
Net loss per share - diluted	$ (0.12)	$ (0.05)	$ (0.23)	$ 0.08
Change in fair value of derivative asset per diluted share	0.03	(0.06)	0.02	(0.10)
Share-based compensation expense per diluted share	0.03	0.04	0.05	0.07
Depreciation and amortization per diluted share	0.12	0.06	0.24	0.12
Deferred income tax (benefit) expense per diluted share	—	—	—	0.02
Other losses - nonrecurring per diluted share	0.02	—	0.02	—
Change in fair value of warrant liability per diluted share	—	—	—	—
Adjusted earnings (loss) per diluted share	$ 0.08	$ (0.01)	$ 0.10	$ 0.19